UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (July 25, 2023)

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Innovation Way, Akron, Ohio	44316-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 25, 2023, The Goodyear Tire & Rubber Company (the “Company”) entered into a letter agreement (the “Cooperation Agreement”) with Elliott Investment Management L.P., Elliott Associates, L.P., and Elliott International, L.P. (together, “Elliott”). The Cooperation Agreement will remain effective until the first anniversary of the date of the Cooperation Agreement.

Pursuant to the Cooperation Agreement, the Company agreed, among other things, to appoint Max H. Mitchell, Roger J. Wood and Joseph R. Hinrichs (each, a “New Director”) as new independent members of the board of directors of the Company (the “Board”), effective as of July 25, 2023. Each of the New Directors will be nominated by the Board to stand for election for a full term at the Company’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). The size of the Board will not exceed (i) fifteen (15) directors prior to the date of the Company’s 2024 Annual Meeting and (ii) twelve (12) directors from the date of the 2024 Annual Meeting until any time prior to the first anniversary of the date of the Cooperation Agreement.

The Company also established an advisory Strategic and Operational Review Committee (the “Review Committee”) to oversee and support the Board and management’s review of various strategic and operational alternatives that may be available to the Company to maximize the long-term value of the Company, as contemplated by the Cooperation Agreement and the Charter of the Review Committee. The Review Committee has five members: the Chairman, Chief Executive Officer and President of the Company, Richard Kramer, who will chair the Review Committee, two (2) current independent directors, James A. Firestone and Thomas L. Williams, and two (2) of the New Directors, Max H. Mitchell and Roger J. Wood. All directors will be invited to attend Review Committee meetings. The Review Committee, with the assistance of legal and financial advisors and other consultants, will make recommendations to the full Board. The Company will publicly announce the Board’s non-confidential determinations with respect to the Review Committee’s recommendations on operational matters on or prior to November 15, 2023.

Pursuant to the Cooperation Agreement, Elliott has agreed to abide by certain standstill restrictions and voting commitments. The Cooperation Agreement also includes procedures regarding the replacement of any of the New Directors and a mutual non-disparagement provision.

Elliott’s right to participate in the selection of the replacement New Directors, and the Company’s obligations with respect to the appointment of such replacement New Directors is subject to Elliott beneficially owning a “net long position” of, or having aggregate net long economic exposure to, at least 2.5% of the Company’s then outstanding common stock at such time.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, including the initial Review Committee Charter attached as an exhibit to the Cooperation Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated herein by reference.

Pursuant to the Cooperation Agreement, each of the New Directors was appointed to the Board effective July 25, 2023. The Board has affirmatively determined that each of the New Directors is “independent” under the rules of The Nasdaq Stock Market, the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Company’s Corporate Governance Guidelines. A copy of the news release announcing the appointment of the New Directors, which includes certain biographical information, is attached hereto as Exhibit 99.1.

Each of the New Directors will receive compensation consistent with that received by the Company’s other independent directors, as described in the Company’s proxy statement on Schedule 14A for the 2023 Annual Meeting, filed with the SEC on March 13, 2023 and the Outside Directors’ Equity Participation Plan, a copy of which was filed as an exhibit to the Company’s Form 10-Q filed with the SEC on May 5, 2023.

There are no arrangements or understandings between any of the New Directors and any other person pursuant to which any of the New Directors was appointed as a director other than with respect to the matters referred to in Item 1.01. At this time, there are no transactions in which any of the New Directors has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Effective as of July 25, 2023, Max H. Mitchell will join the Finance Committee and Review Committee, Roger J. Wood will join the Audit Committee and Review Committee and Joseph R. Hinrichs will join the Human Capital & Compensation Committee and Corporate Responsibility & Compliance Committee.

Item 7.01.	Regulation FD Disclosure.

On July 25, 2023, the Company issued a news release announcing the Company’s entry into the Cooperation Agreement and the matters described in Item 1.01 and Item 5.02. A copy of the news release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information under this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	Cooperation Agreement, between The Goodyear Tire & Rubber Company, Elliott Investment Management L.P., Elliott Associates, L.P., and Elliott International, L.P., dated July 25, 2023.

99.1	News Release issued by The Goodyear Tire & Rubber Company, dated July 25, 2023 announcing entry into the Cooperation Agreement and the appointment of the New Directors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2023	THE GOODYEAR TIRE & RUBBER COMPANY

	By:	/s/ Daniel T. Young
Daniel T. Young
Secretary